Exhibit 10.1
                      EXTENSION AND MODIFICATION AGREEMENT

     EXTENSION AND MODIFICATION AGREEMENT made this 12th day of March, 1998 and between VASOMEDICAL, INC., a Delaware corporation (hereinafter the "Company"), and Anthony Viscusi, an individual residing at 15 West 81st Street, New York, New York 10024 (hereinafter "Employee").

                               W I T N E S S E T H

     WHEREAS, the Company and Employee entered into an Employment Agreement dated July 1, 1994 and modified on October 24, 1995 (hereinafter the "Employment Agreement"); and

     WHEREAS,   the  Company  and  Employee  desire  to  amend  said  Employment
Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. Paragraph 3 of the Employment Agreement is hereby deleted in its entirety, and in its place and stead shall be inserted the following:

"3. Term. Subject to earlier termination on the terms and conditions hereinafter provided, the term of this Employment Agreement shall end on December 31, 2000."

     2. Paragraph 6(b)(iii) of the Employment Agreement is hereby deleted in its entirety.

     3. Paragraph 14 of the Employment Agreement is hereby deleted in its entirety, and in its place and stead shall be inserted the following:

"14. In the event (a) the Company has been consolidated or merged into or with any other corporation or all or substantially all of the assets of the Company have been sold to another corporation, with or without the consent of Employee, in his sole discretion; or (b) the Company undergoes a Change of Control, as hereinafter defined below, without prior Board approval; then

Employee is entitled to the following settlement benefits:

     (i) lump-sum payment for the greater of (A) twelve (12) months of the annual salary provided in section 4(a) hereof or (B) the balance of compensation for the term of this Employment Agreement; and

     (ii) any and all stock options and warrants held by Employee shall become immediately vested and exercisable; if

               (A) Employee voluntarily and unilaterally resigns his position with the Company within 30 days of an event described in
                    Section 14(a) or (b) hereof, or
               (B) Employee is given notice of termination directly as a result of such Change in Control within six (6) months of an event described in Section 14(a) or (b) hereof, or
               (C) Employee's place of employment is moved beyond a hundred-mile radius, as the crow flies, from 180 Linden Avenue, Westbury, New York 11590 (or the Company's then current business address) as a direct result of an event described in Section 14(a) or (b) hereof.

     A "Change of Control" of the Company, or in any person directly or indirectly controlling the Company, shall mean:
     (i) a change of control as such term is presently defined in Regulation 240.12b-2 under the Securities Exchange Act of 1934 (the "Exchange Act");
     (ii) if during the Term of employment, any "person" (as such term is used in Section 13(d) and 14(d)of the Exchange Act) other than the Company or any person who on the date of this Employment Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% of the voting power of the Company's then outstanding securities; or
     (iii) if during the Term of employment, the individuals who at the beginning of such period constitute the Board cease for any reason other than death, disability or retirement to constitute at least a majority thereof."

     4. The aforesaid Employment Agreement in all other respects is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the undersigned have executed this Extension and Modification Agreement as of the day and year first written above.

VASOMEDICAL, INC.

By:  /s/Abraham E. Cohen
     ---------------------------------------
     Abraham E. Cohen, Chairman of the Board


     /s/Anthony Viscusi
     ---------------------------------------
     Anthony Viscusi
     Employee